Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 83,609,646.07
Previously Paid Amount	4,960.78
Total Fee Amount	12,615.78
Total Offset Amount	0
Net Fee	$ 7,655